                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report:  March 24, 1998


                               TRO LEARNING, INC.
             (Exact name of Registrant as specified in its charter)


DELAWARE                                0-20842                36-3660532
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
of incorporation)                                        Identification Number)


1721 MOON LAKE BOULEVARD, SUITE 555, HOFFMAN ESTATES, IL                 60194
(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code:  (847) 781-7800


                                  NOT APPLICABLE
                        (Former name or former address if
                            changed since last report)





                           (This document contains 5 pages)


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

ITEM 5.   OTHER EVENTS

TRO Learning, Inc. (the "Company") is filing this Current Report on Form 8-K to incorporate by reference the information contained herein into the Company's Registration Statement on Form S-3, filed with the Securities and Exchange Commission on January 21, 1998.

As disclosed in the Company's Quarterly Report on Form 10-Q for its first quarter ended January 31, 1998, the Company has adopted Statement of Financial Accounting Standards No. 128 (SFAS 128), "Earnings Per Share", as required.

As the Company's Annual Report on Form 10-K for the year ended October 31, 1997 is incorporated by reference into the Form S-3 discussed above, all earnings per share information disclosed in the Form 10-K must be restated, as required by SFAS 128, to comply with the requirements of Item 11(b) of Form S-3.

The following tables set forth the restated earnings per share information:

A. EARNINGS PER SHARE - AS OF THE END OF EACH OF THE LAST FIVE FISCAL YEARS:

(In thousands, except per share data)                       1997        1996      1995       1994        1993
                                                            ----        ----      ----       ----        ----
INCOME (LOSS)

Continuing operations                                     $(20,217)    $  982    $3,752    $  (889)     $3,785
Discontinued operations                                        ---        ---       ---     (1,250)       (738)
Extraordinary item                                             ---        ---       ---        ---       1,530
Cumulative effect of change in accounting principle            ---        ---       ---      5,500         ---
                                                          -----------------------------------------------------
Net income (loss)                                         $(20,217)    $  982    $3,752    $ 3,361      $4,577
                                                          -----------------------------------------------------
                                                          -----------------------------------------------------

BASIC EARNINGS PER SHARE

Weighted average common shares outstanding                   6,233       6,120    6,066      6,056       5,723
                                                          -----------------------------------------------------
                                                          -----------------------------------------------------

Continuing operations                                     $  (3.24)    $  0.16   $ 0.62    $ (0.15)     $ 0.66
Discontinued operations                                        ---         ---      ---      (0.21)      (0.13)
Extraordinary item                                             ---         ---      ---        ---        0.27
Cumulative effect of change in accounting principle            ---         ---      ---       0.91         ---
                                                          -----------------------------------------------------

Net income (loss)                                         $  (3.24)    $  0.16   $ 0.62    $  0.55      $ 0.80
                                                          -----------------------------------------------------
                                                          -----------------------------------------------------

DILUTED EARNINGS PER SHARE

Weighted average common shares and potential
  common shares outstanding                                  6,233       6,643    6,280      6,056       6,022
                                                          -----------------------------------------------------
                                                          -----------------------------------------------------

Continuing operations                                     $  (3.24)    $  0.15   $ 0.60    $ (0.15)     $ 0.63
Discontinued operations                                        ---         ---      ---      (0.21)      (0.12)
Extraordinary item                                             ---         ---      ---        ---        0.25
Cumulative effect of change in accounting principle            ---         ---      ---       0.91         ---
                                                          -----------------------------------------------------

Net income (loss)                                         $  (3.24)    $  0.15   $ 0.60    $  0.55      $ 0.76
                                                          -----------------------------------------------------
                                                          -----------------------------------------------------


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

B. EARNINGS PER SHARE - AS OF THE END OF EACH QUARTER OF THE LAST TWO FISCAL
YEARS:

(In thousands, except per share data)              Jan 31       Apr 30      Jul 31       Oct 31       Total
                                                   ------       ------      ------       ------       -----
1997

INCOME (LOSS)

 Net income (loss)                                $(2,315)     $(2,281)    $(1,080)    $(14,541)    $(20,217)
                                                  -----------------------------------------------------------
                                                  -----------------------------------------------------------

BASIC AND DILUTED EARNINGS PER SHARE

Weighted average common shares outstanding          6,182        6,225       6,229        6,297        6,233
                                                  -----------------------------------------------------------
                                                  -----------------------------------------------------------

Net income (loss)                                 $ (0.37)     $ (0.37)    $ (0.17)    $  (2.31)    $  (3.24)
                                                  -----------------------------------------------------------
                                                  -----------------------------------------------------------

Since the Company incurred a net loss for all periods presented in 1997, the effect of potential common shares (from stock options, warrants and convertible debentures) is antidilutive. These amounts are excluded from the calculation and basic and diluted earnings per share are the same.


1996

INCOME (LOSS)

Net income (loss)                                 $(1,049)       $ (988)    $  725       $2,294       $  982
                                                  -----------------------------------------------------------
                                                  -----------------------------------------------------------

BASIC EARNINGS PER SHARE

Weighted average common shares outstanding          6,081         6,100      6,138        6,159        6,120
                                                  -----------------------------------------------------------
                                                  -----------------------------------------------------------

Net income (loss)                                 $ (0.17)       $(0.16)    $ 0.12       $ 0.37       $ 0.16
                                                  -----------------------------------------------------------
                                                  -----------------------------------------------------------

DILUTED EARNINGS PER SHARE

Weighted average common shares and potential
  common shares outstanding                         6,081         6,100      6,713        6,719        6,643
                                                  -----------------------------------------------------------
                                                  -----------------------------------------------------------

Net income (loss)                                 $ (0.17)       $(0.16)    $ 0.11       $ 0.34       $ 0.15
                                                  -----------------------------------------------------------
                                                  -----------------------------------------------------------


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

C. EARNINGS PER SHARE - CALCULATION AS OF THE END OF EACH OF THE LAST THREE FISCAL YEARS:

(In thousands, except per share data)                              1997         1996          1995
                                                                   ----         ----          ----
NUMERATOR

Net income (loss) for basic earnings per share                 $(20,217)       $  982       $3,752
Effect of convertible debentures                                  ---             ---          ---
                                                               -----------------------------------
Net income (loss) for diluted earnings per share               $(20,217)       $  982       $3,752
                                                               -----------------------------------
                                                               -----------------------------------

DENOMINATOR

Weighted average common shares for basic
  earnings per share                                              6,233         6,120        6,066
Potential common shares:
  Stock options and warrants                                        ---           523          214
  Convertible debentures                                            ---           ---          ---
                                                               -----------------------------------
Weighted average common shares and potential common
  shares outstanding for diluted earnings per share               6,233         6,643        6,280
                                                               -----------------------------------
                                                               -----------------------------------

BASIC EARNINGS PER SHARE                                       $  (3.24)       $ 0.16       $ 0.62
                                                               -----------------------------------
                                                               -----------------------------------

DILUTED EARNINGS PER SHARE                                     $  (3.24)       $ 0.15       $ 0.60
                                                               -----------------------------------
                                                               -----------------------------------

Since the Company incurred a net loss for 1997, the effect of potential common shares (from stock options, warrants and convertible debentures) is antidilutive. These amounts are excluded from the calculation and basic and diluted earnings per share are the same.

D. EARNINGS PER SHARE - PRO FORMA DISCLOSURES UNDER SFAS NO. 123, "ACCOUNTING FOR STOCK-BASED COMPENSATION", AS OF THE END OF EACH OF THE LAST TWO FISCAL YEARS:

(In thousands, except per share data)            1997        1996
                                                 ----        ----
NET INCOME (LOSS)
Actual                                        $(20,217)     $  982
                                              ---------------------
                                              ---------------------
Pro forma                                     $(20,816)     $  (40)
                                              ---------------------
                                              ---------------------

BASIC EARNINGS PER SHARE
Actual                                        $ (3.24)      $ 0.16
                                              ---------------------
                                              ---------------------
Pro forma                                     $ (3.34)      $(0.01)
                                              ---------------------
                                              ---------------------

DILUTED EARNINGS PER SHARE
Actual                                        $ (3.24)      $ 0.15
                                              ---------------------
                                              ---------------------
Pro forma                                     $ (3.34)      $(0.01)
                                              ---------------------
                                              ---------------------


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, on March 24, 1998.

                                   TRO LEARNING, INC.




                              By   /s/ Andrew N. Peterson
                                   ----------------------
                                   Andrew N. Peterson
                                   Senior Vice President, Chief Financial
                                   Officer, Treasurer and Secretary



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